Exhibit 32.1(c)

CERTIFICATIONS (cont’d)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of The Greenbrier Companies, Inc. (the Company) on Form 10-K for the annual period ended August 31, 2007 as filed with the Securities and Exchange Commission on the date therein specified (the Report), I, William A. Furman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2007

/s/  William A. Furman

William A. Furman
President and Chief Executive Officer

The Greenbrier Companies 2007 Annual Report
77